                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant  /X/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                            LIFEPOINT HOSPITALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        ACCIPITER LIFE SCIENCES FUND, LP
                       ACCIPITER LIFE SCIENCES FUND II, LP
                  ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
                ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
                    ACCIPITER LIFE SCIENCES FUND II (QP), LP
                        ACCIPITER CAPITAL MANAGEMENT, LLC
                              CANDENS CAPITAL, LLC
                                  GABE HOFFMAN
                                MOHSIN Y. MEGHJI
                                 EARL P. HOLLAND
                                 NICOLE VIGLUCCI
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     /_/  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                                      -2-

         On April 12, 2006,  Accipiter  Life Sciences  Fund,  LP  ("Accipiter"),
together with the other  participants  named herein,  made a preliminary  filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and an accompanying  proxy card to be used to  solicit  votes for the  election  of its nominees at the 2006 annual  meeting of  stockholders  of  LifePoint  Hospitals,
Inc., a Delaware corporation (the "Company").

         Item 1: On March 31, 2006,  Accipiter sent the following  letter to the
Corporate Secretary of the Company.

                        ACCIPITER LIFE SCIENCES FUND, LP
                           399 Park Avenue, 38th Floor
                            New York, New York 10022

                                                                  March 31, 2006

BY E-MAIL, FACSIMILE AND EXPRESS MAIL

LifePoint Hospitals, Inc.
103 Powell Court
Suite 200
Brentwood, Tennessee 37027
Attn: Corporate Secretary

         Re:      NOTICE OF  NOMINATION  FOR  ELECTION AS  DIRECTORS AT THE 2006
                  ANNUAL MEETING OF STOCKHOLDERS OF LIFEPOINT HOSPITALS, INC.

Dear Sir:

         This letter is intended to serve as notice to LifePoint Hospitals, Inc.
("LifePoint")  as to the  nomination  by Accipiter  Life  Sciences  Fund,  LP, a
Delaware limited partnership ("Accipiter Life Sciences"),  of three (3) nominees for election to the Board of Directors of LifePoint (the  "LifePoint  Board") at
the 2006 annual meeting of  stockholders  of LifePoint,  or any other meeting of
stockholders  held  in  lieu  thereof,  and  any  adjournments,   postponements,
reschedulings or continuations thereof (the "2006 Annual Meeting").

         This letter and all Exhibits attached hereto are collectively  referred to as the "Notice."  Accipiter Life Sciences is the beneficial  owner of 340,787 shares of common  stock,  $.01 par value per  share  (the  "Common  Stock"),  of
LifePoint,  1,000 shares of which are held of record.  Accipiter  Life  Sciences
Fund II, LP, a Delaware limited partnership ("ALSF II"), Accipiter Life Sciences
Fund  (Offshore),  Ltd., a Cayman Islands company ("ALSF  Offshore"),  Accipiter
Life Sciences  Fund II  (Offshore),  Ltd., a Cayman  Islands  company  ("ALSF II
Offshore")  and Accipiter  Life Sciences  Fund II (QP),  LP, a Delaware  limited partnership ("ALSF II QP"), affiliates of Accipiter Life Sciences (together with
Accipiter Life Sciences,  the "Accipiter  Group"),  are the beneficial owners of
173,555 shares, 326,102 shares, 96,603 shares and 48,347 shares of Common Stock, respectively.  Through this Notice, Accipiter Life Sciences hereby nominates and notifies  you of its intent to nominate  Mohsin Y.  Meghji,  Earl P. Holland and

Nicole  Viglucci as nominees  (the  "Nominees")  to be elected to the  LifePoint
Board at the 2006 Annual  Meeting.  Accipiter  Life  Sciences  believes that the terms of three (3) Class I directors  currently  serving on the LifePoint  Board expire at the 2006 Annual  Meeting.  To the extent  there are in excess of three
(3) vacancies on the LifePoint Board to be filled by election at the 2006 Annual
Meeting  or  LifePoint  increases  the size of the  LifePoint  Board  above  its existing size, Accipiter Life Sciences reserves the right to nominate additional nominees  to be  elected  to the  LifePoint  Board at the 2006  Annual  Meeting.
Additional  nominations  made  pursuant to the  preceding  sentence  are without prejudice  to the  position  of  Accipiter  Life  Sciences  that any  attempt to increase  the  size  of  the  current  LifePoint  Board  or to  reconstitute  or reconfigure  the classes on which the current  directors  serve  constitutes  an unlawful manipulation of LifePoint's  corporate machinery.  If this Notice shall be deemed for any reason by a court of competent  jurisdiction to be ineffective with respect to any  individual  Nominee at the 2006 Annual  Meeting,  or if any individual  Nominee  shall be unable to serve for any reason,  this Notice shall continue to be effective  with respect to the remaining any Nominee(s) and as to any  replacement  Nominee(s)  selected by Accipiter Life Sciences.  Below please find  information  required by Regulation 14A of the Securities  Exchange Act of
1934,  as amended (the  "Exchange  Act") and other  information  concerning  the
Nominees.

         MOHSIN Y.  MEGHJI (AGE 41) is a Principal  and  co-founder  of Loughlin
Meghji  +  Company   ("LM+Co"),   a  New  York  based  financial  advisory  firm
specializing in advising management, investors and lenders. LM+Co was founded in
February  2002.  Prior to that,  Mr.  Meghji  spent  11  years  with the  Global
Corporate  Finance  Group of Arthur  Andersen LLP, most recently as a partner in the New York office.  From May 2002 to December  2004 upon its sale,  Mr. Meghji served on the board of  directors  of Mariner  Health Care Inc.,  a $1.5 billion publicly-held,  integrated health care services provider. He currently serves on the board of  directors  of  Cascade  Timberlands  LLC and Dan  River,  Inc.,  a
subsidiary of GHCL Ltd., an Indian  conglomerate.  Mr. Meghji  graduated  with a
Bachelor of Business Administration from the Schulich School of Business of York
University in Canada and has completed the Advanced Corporate Finance Program at the INSEAD  Business  School in France.  The principal  business  address of Mr.
Meghji is c/o Loughlin Meghji + Company,  148 Madison Avenue, New York, New York
10016-6700.  Mr. Meghji does not beneficially own, and has not purchased or sold during the past two years, any securities of LifePoint.

         EARL P. HOLLAND (AGE 60) most recently served until January 2001 as the
Chief Operating Officer and Vice Chairman of Health Management Associates, Inc.,
a hospital  company  operator  that  trades on the New York Stock  Exchange.  He retired in January 2001 and is now a private  investor.  Mr.  Holland  currently serves as a director  of Team  Health,  a supplier  of  physician  staffing  for hospitals and military bases that was recently acquired by The Blackstone Group, and serves as a member of its compensation  committee.  He is also a director of
Orion Bancorp, a large private bank in Florida,  where he serves as the chairman of each of the audit committee and compensation  committee.  Mr. Holland is also the Vice Chairman of the board of directors of  Cornerstone  National  Insurance
Co., a private  automobile  insurance  company,  and serves on its  compensation committee.  Other current directorships of Mr. Holland include Ultra Watt, Inc., a private  research and development  company  specializing  in  energy-efficient lighting technologies, and Medical Diagnostic Technology, a company specializing

                                       4

in early cancer detection.  Mr. Holland is retired and does not currently have a principal  business address.  Mr. Holland does not beneficially own, and has not purchased or sold during the past two years, any securities of LifePoint.

         NICOLE  VIGLUCCI (AGE 30) currently  serves as a healthcare  analyst at
Accipiter Capital Management, LLC, a private investment management firm. She has served in that  capacity  since July 2005.  From April 2002 to March  2005,  she served as an analyst at JL Advisors,  LLC, a private  investment  firm. From May
2000 to April 2002 she served as an  associate at The Carlyle  Group,  a private global  investment  firm that  originates,  structures  and acts as lead  equity investor in  management-led  buyouts,  strategic  minority  equity  investments, equity  private  placements,  consolidations  and buildups,  and growth  capital financings.  The  principal  business  address of Ms.  Viglucci is c/o Accipiter
Capital Management,  LLC, 399 Park Avenue, 38th Floor, New York, New York 10022.
Ms. Viglucci does not beneficially own, and has not purchased or sold during the past two years, any securities of LifePoint and disclaims  beneficial  ownership of the shares of Common Stock owned by the Accipiter Group.

         Other than as stated above, there are no arrangements or understandings between  Accipiter Life Sciences and each Nominee or any other person or persons pursuant to which the nominations  described  herein are to be made,  other than the  consents  by the  Nominees to be named as a nominee in this  Notice,  to be named as a nominee in any proxy  statement  filed by Accipiter  Life Sciences in connection  with the  solicitation of LifePoint  stockholders  and to serve as a director of  LifePoint,  if so elected.  Such  consents are  attached  hereto as
EXHIBIT B.

         Except as set forth in this Notice (including the Exhibits hereto), (i)
during the past 10 years, no Nominee has been convicted in a criminal proceeding
(excluding traffic violations or similar misdemeanors); (ii) no Nominee directly or indirectly  beneficially  owns any securities of LifePoint;  (iii) no Nominee owns any securities of LifePoint which are owned of record but not beneficially;
(iv) no Nominee has  purchased or sold any  securities  of LifePoint  during the past  two  years;  (v) no part of the  purchase  price  or  market  value of the securities of LifePoint owned by any Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi)
no  Nominee  is,  or  within  the  past  year  was,  a  party  to any  contract, arrangements or understandings with any person with respect to any securities of
LifePoint,  including,  but not  limited  to,  joint  ventures,  loan or  option arrangements,  puts or calls,  guarantees  against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate  of  any  Nominee  owns  beneficially,  directly  or  indirectly,  any securities  of  LifePoint;  (viii) no Nominee  owns  beneficially,  directly  or indirectly,  any  securities of any parent or  subsidiary of LifePoint;  (ix) no
Nominee or any of his  associates was a party to any  transaction,  or series of similar transactions, since the beginning of LifePoint's last fiscal year, or is
a  party  to  any  currently   proposed   transaction,   or  series  of  similar
transactions,  to which LifePoint or any of its  subsidiaries  was or is to be a party, in which the amount involved  exceeds  $60,000;  (x) no Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by LifePoint or its affiliates,  or with respect to any future transactions to which LifePoint or any of its affiliates will or may be a party; and (xi) no Nominee has a substantial  interest,  direct or indirect,  by securities holdings or otherwise in any matter to be acted on at the 2006 Annual
Meeting.

         The information  concerning the stockholder  giving the Notice required by Section 11 of the Bylaws is set forth below:

                                       5

         THE NAME AND ADDRESS,  AS BELIEVED TO APPEAR ON LIFEPOINT'S  BOOKS,  OF
THE STOCKHOLDER GIVING THE NOTICE IS AS FOLLOWS:

         ACCIPITER LIFE SCIENCES FUND, LP 399 Park Avenue,  38th Floor New York,
         New York 10022

         THE  CLASS  AND  NUMBER  OF  SHARES  OF  COMMON  STOCK  WHICH ARE OWNED
BENEFICIALLY  AND OF RECORD BY ACCIPITER  LIFE SCIENCES AND THE OTHER MEMBERS OF
THE ACCIPITER GROUP ARE AS FOLLOWS:

          Accipiter Life Sciences is the record holder of 1,000 shares of Common
Stock and the beneficial owner of 339,787 shares of Common Stock of LifePoint.

         ALSF II is the  beneficial  owner of 173,555 shares of Common Stock and does not currently hold any shares of Common Stock in record name.

         ALSF Offshore is the beneficial owner of 326,102 shares of Common Stock and does not currently hold any shares of Common Stock in record name.

         ALSF II Offshore  is the  beneficial  owner of 96,603  shares of Common
Stock and does not currently hold any shares of Common Stock in record name.

         ALSF II QP is the beneficial owner of 48,347 shares of Common Stock and does not currently hold any shares of Common Stock in record name.

         Accipiter Life Sciences, the Accipiter Group and the Nominees intend to solicit  and  participate  in the  solicitation  of  proxies  in  support of the
Nominees.

         Please address any  correspondence to Accipiter Life Sciences Fund, LP,
Attention:  Gabe Hoffman,  telephone  (212)  705-8700,  facsimile (212) 705-8750
(with a copy to our counsel,  Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP,
Park Avenue Tower,  65 East 55th Street,  New York,  New York 10022,  Attention:
Steven Wolosky, Esq., telephone (212) 451-2333,  facsimile (212) 451-2222).  The giving of this Notice is not an  admission  that any  purported  procedures  for notice  concerning the nomination of directors to the Board are legal,  valid or binding, and Accipiter reserves the right to challenge their validity.

                                           Very truly yours,

                                           ACCIPITER LIFE SCIENCES FUND, LP

                                           By: Candens Capital, LLC
                                           its general partner

                                           /s/ Gabe Hoffman
                                           -------------------------------------
                                           By: Gabe Hoffman, Managing Member

                                       6

                                    EXHIBIT A

                     TRANSACTIONS IN SECURITIES OF LIFEPOINT
                            DURING THE PAST TWO YEARS

EXCEPT AS OTHERWISE  SPECIFIED,  ALL  PURCHASES  AND SALES WERE MADE IN THE OPEN
MARKET.

       Class                      Quantity                 Price Per                Date of
    of Security               Purchased/(sold)              Unit ($)             Purchase/sale
    -----------               ----------------              --------             -------------

I. ACCIPITER LIFE SCIENCES FUND, LP
----------------------------------------------------------------------------------------------
Common Stock                       60,343                    45.6113                  8/04/05

Common Stock                      (19,734)                   46.8194                  8/09/05

Common Stock                       19,740                    45.0663                  8/16/05

Common Stock                       (4,200)                   46.3054                  8/24/05

Common Stock                        5,640                    44.9650                  8/30/05

Common Stock                       14,100                    44.2670                  9/14/05

Common Stock                        5,640                    43.1200                  9/20/05

Common Stock                       10,152                    42.7770                  9/21/05

Common Stock                       14,100                    41.8432                 10/25/05

Common Stock                       28,200                    40.2248                 10/26/05

Common Stock                      (28,200)                   38.9984                 10/31/05

Common Stock                       32,200                    40.0200                 11/18/05

Common Stock                      (15,400)                   38.4484                 12/01/05

Common Stock                         (352)                   38.2747                 12/02/05

Common Stock                      (16,800)                   38.2747                 12/02/05

Common Stock                      (26,450)                   40.2552                 12/13/05

Common Stock                       26,811                    29.5785                  1/10/06

Common Stock                        1,615                    29.2700                  1/10/06

Common Stock                       34,987                    29.5500                  1/10/06

Common Stock                       (4,170)                   31.1990                  1/27/06

Common Stock                       (6,800)                   31.1990                  2/02/06

Common Stock                       11,501                    29.1040                  3/06/06

Common Stock                        1,548                    30.0838                  3/08/06

Common Stock                       58,553                    30.0258                  3/08/06

Common Stock                        2,143                    28.6209                  3/17/06

Common Stock                        4,153                    28.5900                  3/17/06

       Class                      Quantity                 Price Per                Date of
    of Security               Purchased/(sold)              Unit ($)             Purchase/sale
    -----------               ----------------              --------             -------------

Common Stock                       14,617                    29.1516                  3/20/06

Common Stock                        2,643                    28.7050                  3/20/06

Common Stock                       10,123                    28.7188                  3/20/06

Common Stock                        7,765                    29.2595                  3/21/06

Common Stock                          942                    29.1678                  3/21/06

Common Stock                       79,019                    29.3266                  3/22/06

Common Stock                        8,429                    29.3327                  3/23/06

II. AFFILIATES OF ACCIPITER LIFE SCIENCES FUND, LP

ACCIPITER LIFE SCIENCES FUND II, LP

Common Stock                          130                    36.7200                 12/07/05

Common Stock                         (950)                   39.8875                 12/13/05

Common Stock                       20,078                    36.4167                  1/03/06

Common Stock                        8,946                    34.4959                  1/05/06

Common Stock                       12,650                    29.4945                  1/10/06

Common Stock                        5,611                    31.1687                  1/20/06

Common Stock                        7,500                    30.7500                  1/23/06

Common Stock                        2,037                    30.4393                  1/25/06

Common Stock                       13,114                    31.3137                  3/01/06

Common Stock                        4,417                    29.1040                  3/06/06

Common Stock                          552                    30.0838                  3/08/06

Common Stock                        3,604                    30.0258                  3/08/06

Common Stock                        6,545                    28.6209                  3/17/06

Common Stock                       12,682                    28.5900                  3/17/06

Common Stock                        1,451                    29.1516                  3/20/06

Common Stock                          262                    28.7050                  3/20/06

Common Stock                        1,005                    28.7188                  3/20/06

Common Stock                           56                    29.2595                  3/21/06

Common Stock                            7                    29.1671                  3/21/06

Common Stock                       34,704                    29.3266                  3/22/06

Common Stock                       15,837                    29.3327                  3/23/06

Common Stock                        4,905                    30.5682                  3/31/06

       Class                      Quantity                 Price Per                Date of
    of Security               Purchased/(sold)              Unit ($)             Purchase/sale
    -----------               ----------------              --------             -------------

Common Stock                          547                    30.8000                  3/31/06

ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.

Common Stock                       46,657                    45.6113                  8/04/05

Common Stock                      (15,266)                   46.8194                  8/09/05

Common Stock                       15,260                    45.0663                  8/16/05

Common Stock                       (3,300)                   46.3054                  8/24/05

Common Stock                        4,360                    44.9650                  8/30/05

Common Stock                       10,900                    44.2670                  9/14/05

Common Stock                        4,360                    43.1200                  9/20/05

Common Stock                        7,848                    42.7770                  9/21/05

Common Stock                       10,900                    41.8432                 10/25/05

Common Stock                       21,800                    40.2248                 10/26/05

Common Stock                      (21,800)                   38.9984                 10/31/05

Common Stock                       24,900                    40.0200                 11/18/05

Common Stock                      (12,100)                   38.4484                 12/01/05

Common Stock                      (12,448)                   38.2747                 12/02/05

Common Stock                      (20,550)                   40.2552                 12/13/05

Common Stock                        5,944                    34.4959                  1/05/06

Common Stock                       23,189                    29.5785                  1/10/06

Common Stock                        1,385                    29.2700                  1/10/06

Common Stock                       30,013                    29.5500                  1/10/06

Common Stock                       (3,830)                   31.1990                  1/27/06

Common Stock                       10,486                    29.1040                  3/06/06

Common Stock                        1,453                    30.0838                  3/08/06

Common Stock                       54,946                    30.0258                  3/08/06

Common Stock                        2,024                    28.6209                  3/17/06

Common Stock                        3,919                    28.5900                  3/17/06

Common Stock                       13,720                    29.1516                  3/20/06

Common Stock                        2,481                    28.7050                  3/20/06

Common Stock                        9,503                    28.7188                  3/20/06

Common Stock                        7,302                    29.2595                  3/21/06

Common Stock                          886                    29.1678                  3/21/06

       Class                      Quantity                 Price Per                Date of
    of Security               Purchased/(sold)              Unit ($)             Purchase/sale
    -----------               ----------------              --------             -------------

Common Stock                       74,192                    29.3266                  3/22/06

Common Stock                        7,900                    29.3327                  3/23/06

Common Stock                        6,200                    30.8000                  3/31/06

ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.

Common Stock                       22,237                    36.4167                  1/03/06

Common Stock                        9,377                    34.4959                  1/05/06

Common Stock                       13,220                    29.4945                  1/10/06

Common Stock                        5,817                    31.1687                  1/20/06

Common Stock                        1,285                    30.4393                  1/25/06

Common Stock                            8                    31.3138                  3/01/06

Common Stock                        2,356                    29.1040                  3/06/06

Common Stock                          293                    30.0838                  3/08/06

Common Stock                        1,895                    30.0258                  3/08/06

Common Stock                        3,463                    28.6209                  3/17/06

Common Stock                        6,709                    28.5900                  3/17/06

Common Stock                          772                    29.1516                  3/20/06

Common Stock                          140                    28.7050                  3/20/06

Common Stock                          534                    28.7188                  3/20/06

Common Stock                           24                    29.2596                  3/21/06

Common Stock                            3                    29.1667                  3/21/06

Common Stock                       18,391                    29.3266                  3/22/06

Common Stock                        8,404                    29.3327                  3/23/06

Common Stock                        2,730                    30.5682                  3/31/06

Common Stock                        4,748                    30.8000                  3/31/06

ACCIPITER LIFE SCIENCES FUND II (QP), LP

Common Stock                       13,685                    36.4167                  1/03/06

Common Stock                        5,733                    34.4959                  1/05/06

Common Stock                        8,130                    29.4945                  1/10/06

Common Stock                        3,572                    31.1687                  1/20/06

Common Stock                          678                    30.4393                  1/25/06

Common Stock                          378                    31.3137                  3/01/06

       Class                      Quantity                 Price Per                Date of
    of Security               Purchased/(sold)              Unit ($)             Purchase/sale
    -----------               ----------------              --------             -------------

Common Stock                        1,240                    29.1040                  3/06/06

Common Stock                          154                    30.0838                  3/08/06

Common Stock                        1,002                    30.0258                  3/08/06

Common Stock                        1,825                    28.6209                  3/17/06

Common Stock                        3,537                    28.5900                  3/17/06

Common Stock                          407                    29.1516                  3/20/06

Common Stock                           74                    28.7050                  3/20/06

Common Stock                          282                    28.7188                  3/20/06

Common Stock                           13                    29.2592                  3/21/06

Common Stock                            2                    29.1700                  3/21/06

Common Stock                        9,694                    29.3266                  3/22/06

Common Stock                        4,430                    29.3327                  3/23/06

Common Stock                        1,365                    30.5682                  3/31/06

Common Stock                            5                    30.8000                  3/31/06

III. NOMINEES
                                Mohsin Y. Meghji
                                ----------------

                                      NONE

                                 Earl P. Holland
                                 ---------------

                                      NONE

                                 Nicole Viglucci
                                 ---------------

                                      NONE

                                    EXHIBIT B

                                NOMINEE CONSENTS

                                      -12-

                                MOHSIN Y. MEGHJI

                                                                  March 31, 2006

LifePoint Hospitals, Inc.
103 Powell Court
Suite 200
Brentwood, Tennessee
Attn: Corporate Secretary

Dear Sir:

         You are hereby  notified  that the  undersigned  consents  to (i) being named as a nominee in the notice provided by Accipiter Life Sciences Fund, LP of its intention to nominate the undersigned as a director of LifePoint  Hospitals,
Inc.  ("LifePoint")  at the 2006 annual  meeting of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii) being named as a nominee in any proxy  statement  filed by  Accipiter  Life
Sciences  Fund, LP in  connection  with the  solicitation  of proxies or written consents  for  election  of the  undersigned  at the Annual  Meeting,  and (iii)
serving as a director of LifePoint if elected at the Annual Meeting.

                                                    Very truly yours,

                                                   /s/ Mohsin Y. Meghji
                                                  ------------------------------
                                                       Mohsin Y. Meghji

                                      -13-

                                 EARL P. HOLLAND

                                                                  March 30, 2006

LifePoint Hospitals, Inc.
103 Powell Court
Suite 200
Brentwood, Tennessee
Attn: Corporate Secretary

Dear Sir:

         You are hereby  notified  that the  undersigned  consents  to (i) being named as a nominee in the notice provided by Accipiter Life Sciences Fund, LP of its intention to nominate the undersigned as a director of LifePoint  Hospitals,
Inc.  ("LifePoint")  at the 2006 annual  meeting of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii) being named as a nominee in any proxy  statement  filed by  Accipiter  Life
Sciences  Fund, LP in  connection  with the  solicitation  of proxies or written consents  for  election  of the  undersigned  at the Annual  Meeting,  and (iii)
serving as a director of LifePoint if elected at the Annual Meeting.

                                                   Very truly yours,

                                                   /s/ Earl P. Holland
                                                 -------------------------------
                                                       Earl P. Holland

                                      -14-

                        ACCIPITER CAPITAL MANAGEMENT, LLC

                                                                  March 29, 2006

LifePoint Hospitals, Inc.
103 Powell Court
Suite 200
Brentwood, Tennessee
Attn: Corporate Secretary

Dear Sir:

         You are hereby  notified  that the  undersigned  consents  to (i) being named as a nominee in the notice provided by Accipiter Life Sciences Fund, LP of its intention to nominate the undersigned as a director of LifePoint  Hospitals,
Inc.  ("LifePoint")  at the 2006 annual  meeting of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii) being named as a nominee in any proxy  statement  filed by  Accipiter  Life
Sciences  Fund, LP in  connection  with the  solicitation  of proxies or written consents  for  election  of the  undersigned  at the Annual  Meeting,  and (iii)
serving as a director of LifePoint if elected at the Annual Meeting.

                                                   Very truly yours,

                                                   /s/ Nicole Viglucci
                                                 -------------------------------
                                                       Nicole Viglucci

                                      -15-

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

         On April 12, 2006,  Accipiter  Life Sciences  Fund,  LP  ("Accipiter"),
together with the other  Participants  named herein (as defined  below),  made a preliminary  filing with the  Securities  and Exchange  Commission  ("SEC") of a proxy statement and an  accompanying  proxy card to be used to solicit votes for the  election  of its  nominees at the 2006 annual  meeting of  stockholders  of
LifePoint Hospitals, Inc., a Delaware corporation (the "Company").

         ACCIPITER  ADVISES  ALL  STOCKHOLDERS  OF THE COMPANY TO READ THE PROXY
STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME  AVAILABLE  BECAUSE THEY WILL
CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS  WILL BE AVAILABLE AT NO
CHARGE  ON  THE  SEC'S  WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATION  WILL  PROVIDE  COPIES  OF  THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS'  PROXY SOLICITOR,  MACKENZIE  PARTNERS,  INC., AT ITS TOLLFREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

         The  participants in the proxy  solicitation  are Accipiter,  Accipiter
Life  Sciences Fund II, LP,  Accipiter  Life  Sciences  Fund  (Offshore),  Ltd.,
Accipiter Life Sciences Fund II (Offshore),  Ltd.,  Accipiter Life Sciences Fund
II (QP), LP, Candens  Capital,  LLC,  Accipiter  Capital  Management,  LLC, Gabe
Hoffman,  Mohsin Y. Meghji, Earl P. Holland and Nicole Viglucci  (together,  the
"Participants").

         INFORMATION  REGARDING  THE  PARTICIPANTS  AND THEIR DIRECT OR INDIRECT
INTERESTS IS AVAILABLE IN THE PRELIMINARY  PROXY STATEMENT FILED BY ACCIPITER ON
APRIL 12,  2006, A COPY OF WHICH IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE
AT HTTP://WWW.SEC.GOV.

                                      -16-